UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2019

IDENTIV, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-29440	77-0444317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Walnut Avenue, Suite 100, Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 250-8888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Merger or Disposition of Assets.

Asset Purchase Agreement

On January 2, 2019, Identiv, Inc., a Delaware corporation (“Identiv” or the “Company”) completed the previously announced purchase of substantially all of the assets of the Freedom, Liberty, and Enterphone™ MESH products and services of Viscount Systems, Inc. (“VSI”) and assumption of certain liabilities related thereto (the “Asset Purchase”). The Asset Purchase was completed pursuant to the terms of the Asset Purchase Agreement dated as of December 19, 2018 (the “Asset Purchase Agreement”), by and among Identiv, Viscount Acquisition ULC, a British Columbia unlimited liability company and a wholly-owned subsidiary of Identiv, VSI, a Nevada corporation, and the Selling Subsidiaries and VS225 LLC, a Delaware limited liability company and a special purpose vehicle. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Asset Purchase Agreement.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which was filed as Exhibit 10.1 to Identiv’s Current Report on Form 8-K filed on December 20, 2018 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 2.01 above is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the terms of the Asset Purchase Agreement described in Item 2.01 above, on January 2, 2019, Identiv became obligated to issue 419,288 shares of its common stock, par value $0.001 per share, to VSI and the Selling Subsidiaries in connection with the Asset Purchase. The common stock will be issued pursuant to an exemption under Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D, as promulgated thereunder. Identiv has agreed to file a registration statement on Form S-3 subsequent to the closing, in order to register the shares issued in the transaction.

Item 7.01	Regulation FD Disclosure.

On January 3, 2019, Identiv issued a press release announcing completion of the Asset Purchase from VSI pursuant to the Asset Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, by and among Identiv, Inc., Viscount Acquisition ULC, a British Columbia unlimited liability company and a wholly-owned subsidiary of Parent, Viscount Systems, Inc., a Nevada corporation, and the Selling Subsidiaries, and VS225 LLC, a Delaware limited liability company and a special purpose vehicle, dated as of December 19, 2018.* (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed December 20, 2018, and incorporated herein by reference).

99.1	Press Release dated January 3, 2019.

*

Schedules and attachments to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules and attachments upon request by the Securities and Exchange Commission.

Note Regarding Forward-Looking Information

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of the Company’s management and can be identified by words such as “anticipates”, “believes”, “plans”, “will”, “intends”, “expects”, and similar references to the future. Any statement that is not a historical fact, including the statements regarding the Asset Purchase, the filing of a Registration Statement on Form S-3, and the potential future issuance of additional earn out consideration are forward-looking statements. Forward-looking statements are only predictions and are subject to a number of risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the satisfaction of certain requirements with respect to any future earn out consideration and other factors discussed in our public reports, including our Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent reports filed with the U.S. Securities and Exchange Commission. All forward-looking statements are based on information available to us on the date hereof, and we assume no obligation to update such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Identiv, Inc.

January 3, 2019	By:	/s/ Sandra Wallach
Sandra Wallach
Chief Financial Officer